                                POWER OF ATTORNEY

                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero
Lori J. Arrell
Timothy V. Bechtold
Maureen A. Buckley
Rodney P. Burwell
Robert R. Grew
Richard N. Bush
Ronald L. Guzior
Jean B. Keffeler
Thomas R. McBurney
Jeffrey McGregor
Jeryl A. Millner
Thomas V. Nicolosi
Michael R. Woodward
David K. Stewart

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 22nd day of October, 2008.


/s/ Gumer C. Alvero                     /s/ Jean B. Keffeler
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Jean B. Keffeler
Director and Senior Vice President -    Director
Annuities


/s/ Lori J. Arrell                      /s/ Thomas R. McBurney
-------------------------------------   ----------------------------------------
Lori J. Arrell                          Thomas R. McBurney
Director                                Director


/s/ Timothy V. Bechtold                 /s/ Jeffrey McGregor
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     Jeffrey McGregor
Director, President and Chief           Director
executive Officer

/s/ Maureen A. Buckley                  /s/ Jeryl A. Millner
-------------------------------------   ----------------------------------------
Maureen A. Buckley                      Jeryl A. Millner
Director, Vice President, Chief         Director
Operating Officer, Consumer
Affairs Officer, Claims Officer
and Anti-Money Laundering Officer


/s/ Rodney P. Burwell                   /s/ Thomas V. Nicolosi
-------------------------------------   ----------------------------------------
Rodney P. Burwell                       Thomas V. Nicolosi
Director                                Director


/s/ Richard N. Bush                     /s/ Michael R. Woodward
-------------------------------------   ----------------------------------------
Richard N. Bush                         Michael R. Woodward
Senior Vice President - Corporate Tax   Director


/s/ Robert R. Grew                      /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Robert R. Grew                          David K. Stewart
Director                                Vice President and Controller


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                           1933        1940
                                                                          Act No.     Act No.
                                                                        ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                   811-07475
Privileged Assets Select Annuity                                        333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                   811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio    333-139772
RiverSource AccessChoice Select Variable Annuity                        333-134154
RiverSource Endeavor Plus Variable Annuity                              333-144422
RiverSource Endeavor Select Variable Annuity                            333-139764
RiverSource FlexChoice Select Variable Annuity                          333-144422
RiverSource Innovations Select Variable Annuity                         333-139764
RiverSource Innovations Variable Annuity                                333-139764
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                    811-3500
RiverSource Variable Retirement & Combination Annuities                    2-78194

                                                                           1933        1940
                                                                          Act No.     Act No.
                                                                        ----------   ---------
RiverSource Employee Benefit Annuity                                      33-52567
RiverSource Flexible Annuity                                               33-4174
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                    811-4913
RiverSource Single Premium Variable Life Insurance Policy                 33-10334
RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                    333-42257
RiverSource Variable Universal Life Insurance                             33-15290
RiverSource Variable Second-To-Die Life Insurance                         33-62457
RiverSource Variable Universal Life III                                  333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal
   Life IV - Estate Series                                               333-44644
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                     811-07623
RiverSource Flexible Portfolio Annuity                                    33-62407
RiverSource Retirement Advisor Variable Annuity                          333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource
   Retirement Advisor Select Plus Variable Annuity                       333-79311
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity   333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable
Annuity/RiverSource Retirement Advisor 4 Select Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity      333-79311
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                   811-6560
RiverSource Symphony Annuity                                              33-45776